                                                                    EXHIBIT 10.3


================================================================================


                                LEASE AGREEMENT



                                    Between

                    FLLC, L.L.C
                    1941 N. Hawthorne St.
                    Melrose Park, IL  60160
                  __________________________________________

                                                                     as Landlord



                                      and

                    FARLEY CANDY COMPANY, d/b/a FARLEY FOODS, U.S.A. 2945 West 31st Street
                    Chicago, IL  60623
                  __________________________________________

                                                                       as Tenant



                          Dated as of Sept. 26, 1994


================================================================================

                                                    This instrument prepared by:

                               TABLE OF CONTENTS

SECTION                            HEADING                                 PAGE
Parties...................................................................    1

SECTION 1.     LEASE OF PREMISES; TITLE AND CONDITION.....................    1

SECTION 2.     USE........................................................    2

SECTION 3.     TERMS......................................................    2

SECTION 4.     RENT.......................................................    2

SECTION 5.     NET LEASE..................................................    2

SECTION 6.     TAXES AND ASSESSMENTS......................................    3

SECTION 7.     LIENS......................................................    4

SECTION 8.     INDEMNIFICATION............................................    5

SECTION 9.     MAINTENANCE AND REPAIR.....................................    5

SECTION 10.    ALTERATIONS................................................    6

SECTION 11.    CONDEMNATION AND CASUALTY..................................    7

SECTION 12.    INSURANCE..................................................    9

SECTION 13.    ECONOMIC ABANDONMENT.......................................   11

SECTION 14.    TENANT'S PURCHASE OPTION...................................   12

SECTION 15.    PROCEDURE UPON PURCHASE....................................   13

SECTION 16.    ASSIGNMENT AND SUBLETTING..................................   14

SECTION 17.    PERMITTED CONTESTS.........................................   14

SECTION 18.    CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS................   15

SECTION 19.    ADDITIONAL RIGHTS OF LANDLORD..............................   18

SECTION 20.    REIMBURSEMENT FOR ADDITIONAL IMPROVEMENTS..................   19

SECTION 21.    NOTICES, DEMANDS AND OTHER INSTRUMENTS.....................   21

SECTION 22.    ESTOPPEL CERTIFICATES......................................   21

SECTION 23.    NO MERGER..................................................   21

SECTION 24.    SURRENDER..................................................   21

SECTION 25.    SEPARABILITY; BINDING EFFECT...............................   22

SECTION 26.    RECORDING OF LEASE.........................................   22

SECTION 27.    LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT....................   22

SECTION 28.    EXPENSES...................................................   22

SECTION 29.    COUNTERPARTS...............................................   23

SECTION 30.    HEADINGS...................................................   23

SECTION 31.    SCHEDULES..................................................   23

Signatures................................................................   24

ATTACHMENTS TO LEASE AGREEMENT:

Schedule A -- Description of the Premises
Schedule B -- Terms and Basic Rent Payments
Schedule C -- Payments Upon Purchase

     LEASE AGREEMENT dated as of Sept. 26, 1994 (this "Lease"), between FLLC, L.L.C., a Delaware Limited Liability corporation (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "Landlord") having an address at 1941 N. Hawthorne St., Melrose Park, Illinois 60160, and Farley Candy Company, a Delaware corporation (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "Tenant"), having an address at 2945 West 31st St., Chicago, Illinois 60623.

     Section 1. Lease of Premises; Title and Condition. (a) In consideration of the rents and covenants herein stipulated to be paid and performed by Tenant and upon the terms and conditions herein specified, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises (the "Premises") consisting of (i) the land (the "Land") described in Schedule A, (ii) all buildings and other improvements (including the attachments and other affixed property), now or hereafter located on the Land (the "Improvements"), and (iii) the respective easements, rights and appurtenances relating to the Land and the Improvements. The interests of Landlord in the Premises is herein called "Landlord's Estate". The Premises are leased to Tenant in their present condition without representation or warranty by Landlord and subject to the rights of parties in possession, to the existing state of title and to all applicable legal requirements now or hereafter in effect. Tenant has examined the Premises and title thereto, and has found all of the same satisfactory for all purposes.

     (b) LANDLORD HAS NOT MADE AN INSPECTION OF THE PREMISES OR OF ANY PROPERTY OR FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND TENANT EXPRESSLY AGREES TO LEASE THE PREMISES AND EACH PART THEREOF "AS IS" AND "WHERE IS". LANDLORD SHALL NOT BE DEEMED TO HAVE MADE, AND LANDLORD HEREBY DISCLAIMS, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSES, CONDITION OR DURABILITY THEREOF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR AS TO LANDLORD'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY TENANT. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PREMISES OR ANY PROPERTY OR FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, LANDLORD SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 1(b) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR ANY PROPERTY OR FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

     Section 2. Use. Tenant will only use the Premises for a Distribution Center and Warehouse. Landlord agrees that without the prior consent of Tenant (which consent shall not be unreasonably withheld) it shall not seek any change in the zoning ordinances or land use category applicable to the Premises and Landlord agrees to cooperate with Tenant, at Tenant's expense, in any effort by Tenant to oppose any changes in the present zoning ordinances or land use category applicable to the Premises.

     Section 3. Terms. The Premises are leased for (a) an initial term (the "Initial Term"), unless and until the term of this Lease shall expire or be terminated pursuant to any provision hereof. The Initial Term, Primary Term and each Extended Term shall commence and expire on the dates set forth in Schedule
B. Tenant shall exercise its option to extend the term of this Lease for one or more Extended Terms by giving notice thereof to Landlord not less than six months prior to the expiration of the then existing term.

     Section 4. Rent. (a) Tenant shall pay to Landlord in lawful money of the United States as fixed rent for the Premises, the amounts set forth in Schedule B (collectively, "Basic Rent") on the dates set forth therein (individually a "Payment Date" and collectively the "Payment Dates"), at Landlord's address as set forth above, or at such other address or to such other Person as Landlord from time to time may designate.

     (b) All amounts which Tenant is required to pay pursuant to this Lease (other than Basic Rent, amounts payable upon purchase of the Landlord's Estate and amounts payable as liquidated damages pursuant to Section 18), together with every fine, penalty, interest and cost which may be added for non-payment or late payment thereof, shall constitute additional rent. If Tenant shall fail to pay any such additional rent when the same shall become due, Landlord shall have all rights, powers and remedies with respect thereto as are provided herein or by law in the case of nonpayment of Basic Rent and shall, except as expressly provided herein, have the right to pay the same on behalf of Tenant. Tenant shall pay to Landlord interest at the rate of 5% per annum on all overdue Basic Rent from the due date thereof until paid, and on all overdue additional rent paid by Landlord on behalf of Tenant from the date of payment by Landlord until repaid by Tenant. Tenant shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Basic Rent and additional rent when due, without notice or demand.

     Section 5. Net Lease. (a) This Lease is a net lease and any present or future law to the contrary notwithstanding, shall not terminate except as provided in Section 11(b), 13, 14 and 18(b), nor shall Tenant be entitled to any abatement or reduction (except as provided in Section 11(c)), set-off, counterclaim, defense or deduction with respect to any Basic Rent, additional rent or other sum payable hereunder, nor shall the obligations of Tenant hereunder be affected, by reason of: any damage to or destruction of the Premises; any taking of the Premises or any part thereof or of the Landlord's Estate by condemnation or otherwise; any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises, or any interference with such use, occupancy or enjoyment by any Person; any eviction by paramount title or otherwise; any default by

Landlord hereunder or under any other agreement; the impossibility or illegality of performance by Landlord, Tenant or both; any action of any governmental authority; or any other cause whether similar or dissimilar to the foregoing. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

     (b) Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as otherwise expressly provided in this Lease, Tenant waives all rights now or hereafter confirmed by statute or otherwise to quit, to terminate or surrender this Lease, or to any abatement or deferment of Basic Rent, additional rent or other sums payable hereunder.

     Section 6. Taxes and Assessments; Compliance with Law. (a) Tenant shall pay, promptly as and when due, and agrees to indemnify Landlord and its successors and assigns and hold Landlord and its successors and assigns harmless from and against all Impositions. The term "Impositions" shall mean all taxes, assessments, use, real estate, personal property, sales, ad valorem, value-added, lease use, stamp and occupancy taxes, sales taxes on rents, water and sewer charges, rates and rents, charges for utilities public and private, excises, levies, license and permit fees and other charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which shall or may during the term of this Lease be assessed, levied, charged, confirmed or imposed upon or become payable out of or become a lien upon (i) the Premises or Landlord's Estate or any part thereof or the appurtenances thereto or the sidewalks or streets adjacent thereto, (ii) the rent and income received by or for the account of Tenant from any subtenants,
(iii) the possession, use or occupancy of the Premises or Landlord's Estate,
(iv) the sale, purchase, ownership, delivery, leasing, operation, return or other disposition of the Premises or Landlord's Estate, (v) such franchises, license and permits as may be appurtenant to the use of the Premises, or (vi) this Lease or the transactions hereunder or any document or documents related hereto to which Tenant is a party, or creating or transferring an interest or estate in the Premises or Landlord's Estate and shall mean all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Basic Rent, additional rent or other sum payable hereunder.

     The term "Impositions" shall not include any municipal, state or Federal income taxes, assessed against Landlord, or any municipal, state or Federal capital levy, estate, succession, inheritance or transfer taxes of Landlord, or any franchise taxes imposed upon any corporate owner of the Premises, or any part thereof, or any income, profits or revenue tax, assessment or charge imposed upon the rent received as such by Landlord under this Lease, except for the gross receipts or similar taxes referred to above (the taxes enumerated in this sentence are collectively referred to as "Landlord's Taxes"). Notwithstanding the foregoing, if at any time during the term of this Lease, if any of the Landlord's Taxes are imposed, levied or assessed in substitution for any Imposition which Tenant is required to pay pursuant tot his Section 6(a), then such Landlord's Taxes, to the extent that they are so substituted or imposed, shall be deemed to be included within the term "Impositions".

     Tenant will furnish to Landlord, promptly after demand therefor, proof of payment of all Impositions. If any such Imposition may legally be paid in installments, Tenant may pay such Imposition in installments; in such event, Tenant shall be liable only for installments which become due and payable during the term hereof. Landlord shall, at the request of Tenant, execute such applications for conversion of Impositions to installment payments.

     (b) Tenant shall at its sole expense comply with and cause the Premises to comply with (i) all laws and other governmental statutes, codes, ordinances, rules, orders, permits, licenses, authorizations, directions and determinations now or hereafter enacted, whether or not presently contemplated, including without limitation all Environmental Laws (as hereinafter defined) (collectively, "Legal Requirements"), applicable to the Premises or the use thereof, and (ii) all contracts, agreements, insurance policies, permits, licenses and restrictions applicable to the Premises or the ownership, occupancy or use thereof, including but not limited to all such Legal Requirements, contracts, insurance policies, agreements, permits, licenses and restrictions which (x) require structural, unforeseen or extraordinary changes or (y) relate to environmental protection or hazardous waste matters.

     As used herein "Environmental Law" shall mean any applicable law, statute or ordinance relating to public health, safety or the environment, including, without limitation, relating to release, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, transportation, treatment, storage or management of solid or hazardous wastes or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the Premises or Tenant or the operation, construction or modification of the Premises, including without limitation the following: the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act as amended by the Solid and Hazardous Waste Amendments of 1984, the Occupational Safety and Health Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Solid Waste Disposal Act, and any state statutes addressing similar matters, and any state statute providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of hazardous substances and any state nuisance statute.

     Section 7. Liens. Tenant will promptly remove and discharge any charge, lien, security interest or encumbrance upon the Premises or any Basic Rent, additional rent or other sum payable hereunder which arises for any reason (except as a result of an act of Landlord undertaken without the consent of Tenant) including all liens which arise out of the use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises, but not including any mortgage, charge, lien, security interest or encumbrance created by Landlord without the consent of Tenant. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises or any part thereof through or under Tenant, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises.

     Section 8. Indemnification. Tenant shall defend all actions against Landlord with respect to, and shall pay, protect, indemnify and save harmless Landlord and its successors and assigns and the Premises from and against, any and all liabilities (including, without limitation, strict liability in tort), losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature
(a) to which Landlord or its successors and assigns are subject because of its respective estate in the Premises or (b) arising or alleged to arise from or in connection with (i) injury to or death of any Person, or damage to or loss of property, on or about the Premises or on adjoining property, sidewalks, streets or ways, or connected with the ownership, use, condition (including, without limitation, latent and other defects whether or not discoverable by Landlord), design, occupancy, lease, sublease, construction, maintenance, repair or rebuilding of any thereof, (ii) violation of any Legal Requirement whether with respect to environmental protection or hazardous waste matters or otherwise,
(iii) violation of the requirements of this Lease by Tenant, (iv) any nonpayment or delayed payment of any Basic Rent or any additional rent, (v) any act or omission of Tenant or its agents, contractors, licensees, sublessees or invitees, and (vi) any contest referred to in Section 17.

     The obligations of Tenant under this Section 8 shall survive the expiration or other termination of this Lease and shall not be limited or affected by any other provision of this Lease requiring Tenant to carry liability insurance. Tenant's liability under this Section 8 shall be limited to actual or contingent liabilities arising prior to the termination of this Lease.

     Section 9. Maintenance and Repair. (a) Tenant acknowledges that it has received the Premises in good order and repair. Tenant, at its own expense, will maintain all parts of the Premises, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto and all sidewalks, curbs, landscaping, parking lots, vaults and vault space located on or adjacent to the Premises, in good repair and condition, except for ordinary wear and tear, and will take all action and will make all structural and nonstructural, foreseen and unforeseen and ordinary and extraordinary changes, replacements and repairs which may be required to keep all parts of the Premises in good repair and condition. All repairs, replacements and renewals shall be at least equal in quality to the original work. Landlord shall not be required to maintain, repair or rebuild all or any part of the Premises. Tenant waives the right to (i) require Landlord to maintain, repair or rebuild all or any part of the Premises, or (ii) make repairs at the expense of Landlord pursuant to any Legal Requirement at any time in effect.

     (b) In the event that all or any part of the Improvements shall encroach upon any property, street, or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions now or hereafter affecting the Premises or any part thereof, or shall hinder or obstruct any easement or right-of-way to which the Premises are now or hereafter subject, then, promptly after written request of Landlord or any Person so affected, Tenant shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom or (ii) make any changes, including alteration or removal, to the Improvements and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments.

     Section 10. Alterations. If no Event of Default, as defined in Section 18 hereof, shall exist under this Lease and no notice shall have been given to Tenant of a default hereunder which has not been corrected, Tenant may, at its expense, make additions to and alterations of the Improvements and construct additional Improvements and make substitutions and replacements for the Improvements, provided that (a) the fair market value of the Premises shall not be lessened thereby, (b) such work shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable Legal Requirements, all insurance policies required to be maintained by Tenant hereunder, and all other agreements to which Tenant is a party or by which Tenant or the Premises may be bound, and (c) no Improvements shall be demolished unless (i) Tenant shall have first furnished Landlord with such surety bonds or other security acceptable to Landlord as shall be necessary to assure rebuilding of such Improvements and Landlord shall be deemed to have consented to such demolition unless Landlord shall deny such consent within 60 days after receipt of the request for such consent. All such additions and alterations, substitutions and replacements shall be and remain part of the realty and the property of Landlord and shall be subject to this Lease. Landlord agrees to execute such utility easements, building permit applications, zoning changes and other similar governmental applications as Tenant may deem necessary or requisite in connection with any such addition and/or alteration, subject however, to such limitations and conditions as may be imposed by the Note Purchaser.

     Tenant may place upon the Premises any inventory, trade fixtures, machinery or equipment belonging to Tenant or third parties ("Tenant's Trade Property") and may remove the same at any time during the term of this Lease. Landlord agrees, at the request of Tenant, to execute a waiver or subordination of its statutory or contractual landlord's lien to any holder of a valid security interest in any of Tenant's Trade Property or to any bona fide lessor of Tenant's Trade Property provided that the holder of such security interest, or such lessor, agrees in writing to repair any damage which may be done to the Premises as a result of a removal of any of Tenant's Trade Property. Tenant shall repair any damage to the Premises caused by its removal of any of Tenant's Trade Property.

     Section 11. Condemnation and Casualty. (a) Except as otherwise herein provided, Tenant hereby irrevocably assigns to Landlord any award, compensation or insurance payment to which Tenant may become entitled by reason of Tenant's interest in the Premises (i) if the Premises are damaged or destroyed by fire or other casualty or (ii) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any Person having the power of eminent domain. Landlord may, at Tenant's sole expense, appear in any such proceeding or action, to negotiate, prosecute and adjust any claim for any award, compensation or insurance payment on account of any such damage, destruction, taking, requisition or sale and Landlord shall collect, hold and apply any such award, compensation or insurance payment in conformity with the provisions of this Section 11. Tenant shall be entitled to participate in any such proceeding, action, negotiation, prosecution or adjustment. In addition, Tenant may, at its option, prosecute a separate claim against any taking authority, or, join with Landlord in its proceeding against any taking authority, for recovery of Tenant's relocation expenses and/or loss of trade fixtures, so long as any recovery by Tenant with respect thereto shall be separately stated and shall not diminish the award to Landlord. Landlord shall not be liable to Tenant for any recovery Landlord may obtain or recover from any taking authority.

     All amounts paid in connection with any such damage, destruction, taking, requisition or sale shall be applied pursuant to this Section 11, and all such amounts (minus the expense of collecting such amounts) are herein called the Net Proceeds. The term Net Proceeds shall not include any award, compensation or other payment receivable by Tenant pursuant to the provisions of the foregoing paragraph with respect to relocation expenses or trade fixtures. Tenant shall pay all reasonable expenses in connection with each such proceeding, action, negotiation, prosecution and adjustment, including Landlord's costs therein, which expenses Tenant shall be subject to reimbursement out of any award, compensation or insurance payment received.

     (b) If an occurrence of the character referred to in clauses (i) or (ii) of
Section 11(a) involves a loss which equals or exceeds $_____________ and Tenant concludes that such loss affects all or a material portion of the Land or Improvements and renders the Premises unsuitable for restoration and continued use and occupancy in Tenant's business, then Tenant shall, not later than 30 days after such occurrence, deliver to Landlord

(i) notice of its intention to terminate this Lease on the next Payment Date which occurs not less than 90 days after the delivery of such notice (the "Termination Date") and (ii) a certificate of Tenant describing the event giving rise to such termination and stating that its board of directors has in good faith determined that such event has rendered the Improvements unsuitable for restoration for continued use and occupancy in Tenant's business and that Tenant has discontinued use thereof and will not resume use of such Premises for at least five years thereafter. If the Termination Date occurs during the Initial Term or Primary Term, such notice to Landlord shall be accompanied by an irrevocable offer by Tenant (and Tenant hereby agrees to make the same) to purchase any remaining portion of Landlord's Estate with the Net Proceeds, if any, payable in connection with such occurrence (or the right to receive the same when made, if payment thereof has not yet been made) on the Termination Date, at a price determined in accordance with Schedule C. If the Termination Date occurs during an Extended Term, this Lease shall terminate on the Termination Date, except with respect to obligations and liabilities of Tenant hereunder, actual or contingent, which have arisen on or prior to the Termination Date, upon payment by Tenant of all Basic Rent, additional rent and other sums then due and payable hereunder to and including the Termination Date, and the Net Proceeds shall belong to Landlord. Landlord shall transfer and convey the entire Landlord's Estate to Tenant upon the terms and provisions set forth in Section 15 hereof against payment by Tenant of the purchase price therefor, together with all installments of Basic Rent, additional rent and other sums then due and payable hereunder to and including the Termination Date. If this Lease is so terminated as the result of an event of the character described in clauses (i) or (ii) of Section 11(a), the award, compensation or other payment payable with respect thereto shall be allocated pro-rata to Landlord to compensate it for its interests as owner of the Landlord's Estate and to Tenant to compensate it for its interests as Tenant of the Premises. Notwithstanding anything to the contrary stated herein, if Landlord's award, compensation or other payment is insufficient to pay in full the balance then due and owing under the Note Agreement and the Deed of Trust in respect of the Premises and principal, premium, if any, and accrued and unpaid interest on the Notes outstanding thereunder issued to finance the Premises, the Tenant will promptly pay the difference between such award, compensation or other payment and the amount necessary to satisfy such obligations of the Landlord under the Note Agreement and the Deed of Trust and in respect of such Notes.

     (c) If, after an occurrence of the character referred to in clauses (i) or
(ii) of Section 11(a) which involves a loss of less than $750,000, or, if the amount of such loss equals or exceeds $750,000 but Tenant does not give notice of its intention to terminate this Lease, then this Lease shall continue in full effect, and Tenant shall, at its expense, promptly restore, replace and rebuild ("Restore") any damage to the Premises caused by such event in conformity with the requirements of Section 10 so as to restore the Premises (as nearly as practicable) to the condition and fair market value thereof immediately prior to such occurrence. For this purpose, Tenant shall be entitled to receive the Net Proceeds payable in connection with such occurrence if the amount of such Net Proceeds, together with such additional amounts, if any, theretofore expended by Tenant out of its own funds for such Restoration, are sufficient to pay the estimated cost of completing such Restoration, but only upon a written application of the Tenant showing in reasonable detail the nature of such Restoration, the estimated cost (which shall be verified by an accompanying certificate of an engineer or architect not an employee of Tenant) to complete Restoration and stating that Tenant has not theretofore received payment for such work and that no Event of Default has occurred and is continuing under this Lease to the knowledge of Tenant. Any Net Proceeds remaining after final payment has been made for such work shall be retained by or for the account of Landlord. However, if such Net Proceeds so retained by or for the account of Landlord shall be more than $200,000, then (i) the Basic Amount set forth in Schedule C shall be reduced by an amount equal to such Net Proceeds so retained by Landlord and (ii) each installment of Basic Rent payable on and after the first Payment Date occurring three months or more after the final payment to Tenant for such work shall be reduced by a fraction of such installment, the numerator of which fraction shall be the amount so retained and the denominator of which shall be the Basic Amount prior to the reduction thereof referred to in clause (i) above. In the event of any temporary requisition, this Lease shall remain in full effect and Tenant, if no Event of Default shall exist under this Lease and no notice shall have been given to Tenant of a default hereunder which has not been corrected, shall be entitled to receive the Net Proceeds allocable to such temporary requisition; except that such portion of the Net Proceeds allocable to the period after the expiration or termination of the term of this Lease shall be paid to Landlord. If the cost of any repairs required to be made by Tenant pursuant to this Section 11(c) shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Tenant. If an Event of Default shall exist under this Lease such Net Proceeds shall be payable to and held by Landlord.

     Section 12. Insurance. (a) Tenant will maintain insurance on the Premises of the following character:

          (i) Insurance, subject to an 80% co-insurance clause, against loss by fire, windstorm and explosion and with extended coverage and against such other risks of physical loss as are customarily insured against and in such amounts as are customarily carried, by companies owning property of a character similar to that of the Premises and engaged in a business similar to that engaged in by Tenant but in any event in amounts not less than 100% of the full replacement value of the Premises, exclusive of foundations and excavations, as evidenced by "Replacement Costs" or "Restoration" endorsements thereto. The term "full replacement value" as used herein means actual replacement value without deduction for physical depreciation, as determined upon request of Landlord at intervals not more than may be required by the company issuing such insurance to provide the required "Replacement Cost" or "Restoration" endorsements and at the expense of Tenant, by independent appraisals.

          (ii) General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises and adjoining streets and sidewalks, in the minimum amounts of $1,000,000 for bodily injury or death to any one Person, $1,000,000 for any one accident, and $2,000,000 for property damage.

          (iii) Worker's compensation insurance to the extent required by the law of the state in which the Premises are located and to the extent necessary to protect Landlord and the Premises against worker's compensation claims; provided that if permitted under the laws of such state in lieu of such worker's compensation insurance. Tenant may maintain a program of self-insurance complying with the rules and regulations and requirements from time to time in effect of the appropriate state agency of the state in which the Premises are located.

          (iv) Explosion insurance in respect of any boilers and similar apparatus located on the Premises in the minimum amount of $150,000.

          (v) Such other insurance, in such amounts and against such risks, as is commonly obtained in the case of property similar in use to the Premises and located in the state in which the Premises are located.

     Such insurance shall be written by companies of recognized national standing authorized to do business in the state in which the Premises are located, and shall name as insured parties Landlord and Tenant as their interests may appear. Provided no Event of Default shall exist under this Lease and no notice shall have been given to Tenant of a default hereunder which has not been corrected, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction of any portion of the Premises shall be adjusted with the insurance companies by Tenant, subject to the approval of Landlord and the Note Purchaser if the loss exceeds $750,000. The loss so adjusted shall be paid to the Note Purchaser pursuant to the loss payable clause hereinafter referred to, unless said loss is $750,000 or less in which case said loss shall be paid directly to Tenant.

     (b) Every such policy (other than any general public liability or worker's compensation policy) shall bear a first mortgage endorsement in favor of the Note Purchaser, as purchaser of the 8.25% Secured Notes due September 26, 2009 (the "Notes") of the Landlord issued pursuant to the Note Agreement dated as of September 26, 2009 (the "Note Agreement") between the Landlord and the Note Purchaser, a first mortgage lien on the Premises. Any loss under any such policy shall be payable solely to the Note Purchaser to be held and applied pursuant to Section 11. All public liability policies shall name as insured persons Landlord, Tenant and the Note Purchaser. Every policy referred to in
Section 12(a) shall provide that (i) Landlord's and the Note Purchaser's interests shall be insured regardless of any breach or violation by Tenant of any warranties, declarations or conditions contained in such policies, (ii) such insurance as to the interests of Landlord and the Note Purchaser therein shall not be invalidated by the use or operation of the Premises for purposes which are not permitted by such policies or by any foreclosure or other proceedings relating to the Premises or by change in title to or ownership of the Premises,
(iii) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Tenant, (iv) if any premium or installment is not paid when due, or if such insurance would lapse or be cancelled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify Landlord and the Note Purchaser and any such lapse, cancellation, termination or change shall not be effective as to Landlord and the Note

Purchaser for 30 days after receipt of such notice, and (vi) appropriate certification shall be made to Landlord and the Note Purchaser by each insurer with respect thereto.

     (c) Tenant shall deliver to Landlord and the Note Purchaser original or duplicate policies or certificate of insurers, satisfactory to Landlord and the Note Purchaser, evidencing the existence of all insurance which is required to be maintained by Tenant hereunder, such delivery to be made (i) promptly after the execution and delivery hereof and (ii) within 30 days prior to the expiration of any such insurance. Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 12 unless Landlord and the Note Purchaser are named insureds therein, with loss payable as provided herein. Tenant shall immediately notify Landlord and the Note Purchaser whenever any such separate insurance is obtained and shall deliver to Landlord and the Note Purchaser the policies or certificates evidencing the same. Any insurance required hereunder may be provided under blanket policies of Tenant, provided that such blanket policies otherwise comply with the provisions of this Section 12. Any insurance which Tenant is obligated to carry under the terms of clauses (a)(i) and (a)(ii) of this Section 12 may be carried under a plan of self-insurance with respect to the first portion of any loss claimed under any such insurance by way of deductible provisions in insurance policies up to such amount as is customary for corporations of established reputation engaged in the same or a similar business as Tenant and similarly situated and which maintain such insurance on property similar to the Premises, provided that any such self-insurance shall in no event exceed $100,000.

     (d) The requirements of this Section 12 shall not be construed to negate or modify Tenant's obligations under Section 8 to fully indemnify Landlord and its successors and assigns from and against all liability in any way arising out of the Premises and Tenant's use, non-use, misuse, occupation or nonoccupation of the Premises.

     Section 13. Assignment and Subletting. Tenant may sublet the Premises or assign its interests hereunder; provided, that (a) at the time of any such sublease or assignment no Event of Default or event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default has occurred and is continuing, (b) any such sublease or assignment shall by its terms be expressly made subject and subordinate to the terms of this Lease, (c) Tenant shall have given Landlord 60 days' prior written notice of any such sublease or assignment, and (d) any such sublease shall contain a section to read as follows:

          "Sublessee by its execution of this Sublease hereby unconditionally acknowledges and agrees as follows: (a) Sublessee has received a copy of the Lease Agreement dated as of _____________, ______ (the "Primary Lease") between ___________________, as tenant, and __________________, as landlord, (b) this Sublease represents a sublease of Sublessor's rights in and to the Premises and this Sublease and the rights of Sublessee hereunder are in all respects subject and subordinate to the Primary Lease."

     No such assignment or sublease shall modify or limit any right or power of Landlord hereunder or affect or reduce any obligation of Tenant hereunder, and all such obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment or subletting had been made. Tenant shall, within 10 days after the execution of any such sublease or assignment, deliver a conformed copy thereof to Landlord and the Note Purchaser. Neither this Lease nor the term hereby demised shall be mortgaged, pledged or otherwise encumbered by Tenant nor shall Tenant mortgage, pledge or otherwise encumber the interest of Tenant in and to any sublease of the Premises or of the rentals payable thereunder. Any such mortgage, pledge, encumbrance, sublease or assignment made in violation of this Section 16 shall be void. Tenant shall not collect or accept payment, directly or indirectly, of any rent under any sublease more than one month in advance of the due date thereof.

     Section 14. Permitted Contests. Tenant shall not be required to (a) comply with any Legal Requirement applicable to the Premises or the use thereof,
(b) pay any Imposition or (c) obtain any waivers or settlements or make any changes or take any action with respect to any encroachment, hindrance, obstruction, violation or impairment referred to in Sections 7, 9 or 10 hereof, as long as Tenant shall contest the existence, applicability, amount or validity thereof in good faith by appropriate proceedings which shall prevent the collection of, or other realization with respect to, the matter so contested, and which also shall prevent the sale, forfeiture or loss of the Premises, Landlord's Estate and any Basic Rent or additional rent and which shall otherwise not affect the payment of any Basic Rent or any additional rent; provided that in no event shall any such contest subject Landlord or its successors and assigns to the risk of any criminal liability or any civil liability. Tenant shall (i) immediately give written notice to Landlord and the Note Purchaser of any contest hereof, (ii) give such reasonable security as may be demanded by Landlord or the Note Purchaser to insure ultimate payment of such Imposition and compliance with such Legal Requirements and to prevent any sale or forfeiture of the Premises, Landlord's Estate, the Basic Rent or any additional rent by reason of such nonpayment or noncompliance and

(iii) indemnify and hold the Landlord and Note Purchaser harmless from any liability in connection with any such contest.

     Landlord agrees to sign such tax returns, applications and other documents as may be necessary or requisite for Tenant to properly conduct any contest permitted hereunder, and Landlord further agrees that it shall hold in trust and forthwith pay Tenant the amount of any tax, or other refund received by Landlord as a result of any contest permitted hereunder.

     Section 15. Conditional Limitations; Default Provisions. (a) Any of the following occurrences or acts shall constitute an Event of Default ("Event of Default") under this Lease:

          (i) if Tenant shall fail to pay any Basic Rent, additional rent or other sum required to be paid by Tenant hereunder; or

          (ii) if Tenant shall fail to observe or perform any other provision hereof and such failure shall continue unremedied for 30 days after the earlier of (1) written notice thereof from Landlord or, the Note Purchaser or any holder of the Notes to Tenant, (2) the first date on which an officer of Tenant shall have actual knowledge that a default has occurred and is continuing under this Section 18(a)(ii); or

          (iii) if Tenant or any of its subsidiaries has entered against it or on its behalf an order for relief under the Federal bankruptcy laws, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or becomes insolvent, or makes an assignment for the benefit of creditors, or fails to generally pay its debts as such debts become due, or Tenant or any such subsidiary applies for or consents to the appointment of a trustee or receiver or for the major part of its property; or

          (iv) a custodian (including without limitation a trustee or receiver) is appointed for Tenant or any of its subsidiaries or for the major part of the property of either and is not discharged within 90 days after such appointment; or

          (v) bankruptcy or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar Federal or state law or laws for the relief of debtors, are instituted by or against Tenant or any of its subsidiaries and, if instituted against Tenant or any such subsidiary are consented to or are not dismissed within 90 days after such institution; or

          (vi) if the Premises shall have been left abandoned for a period of 30 days; or

          (vii) if Tenant shall fail to observe or perform any provision of the Assignment of Lease dated as of _____________, ______ (the "Assignment") among Landlord, Tenant and the Note Purchaser relating to the Premises; of

          (ix) if any representation or warranty made by Tenant herein or in the Assignment or made by Tenant in any statement or certificate furnished by Tenant pursuant to the Note Agreement proves untrue in any material respect as of the date of the issuance or making thereof.

     (b) This Lease and the term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have happened and be continuing Landlord shall have the right at its election at any time thereafter to exercise any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedies but each and every remedy shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by stature:

          (i) Landlord may take all steps to protect and enforce the rights of Landlord or obligations of Tenant hereunder, whether by action, suit or proceeding at law or in equity (for the specific performance of any covenant, condition or agreement contained in this Lease, or in aid of the execution of any power herein granted or for any foreclosure, or for the enforcement of any other appropriate legal or equitable remedy) or otherwise as landlord shall deem most advisable to protect and enforce any of its rights or the obligations of Tenant hereunder:

          (ii) Landlord may terminate this Lease by giving a written termination notice to Tenant specifying a date not less than 15 days after the date of such notice on which the term of this Lease shall terminate and on such date the term of this Lease and the estate hereby granted shall expire and terminate by limitation and all rights of Tenant under this Lease shall cease on the Termination Date so specified;

          (iii) Landlord, whether or not this Lease shall have been terminated pursuant to clause (ii) of this section 18(b), shall have the right to terminate Tenant's right to possession under this Lease and to re-enter and take possession of the Premises or any part thereof of giving a written notice to Tenant to quit and surrender possession on a date not less than 15 days after the date of such notice whereupon the right of Tenant to the possession of the Premises shall cease and terminate on such date, and Landlord shall have the immediate and continuing right then and at any time and from time to time thereafter without further notice, to re-enter upon and take possession of the Premises or any part thereof with or without legal proceedings (summary or otherwise) and to remove all Persons and property therefrom as Landlord may elect to do. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law or upon termination of this Lease pursuant to clause (ii) of this Section 18(b) or termination of Tenant's rights to possession pursuant to clause
     (iii) of this Section 18(b) or otherwise as permitted by law, Tenant shall peaceably quit and surrender the Premises to Landlord. In any such event, neither Tenant nor any Person claiming through or under Tenant, by virtue of any statute or of an order of any court, shall be entitled to possession or to remain in possession of the Premises, or any part thereof, but shall forthwith quit and surrender the Premises to Landlord;

          (iv) In the event of any termination of this Lease pursuant to clause
     (ii) of this Section 18(b) or repossession pursuant to clause (iii) of this
     Section 18(b), Tenant will pay to Landlord Basic Rent and all additional rent and other sums required to be paid by Tenant up to the time of such termination or repossession, and from and after such termination or repossession until the end of what would have been the term of this Lease in the absence of such termination or repossession, Tenant shall be liable to Landlord for, and shall pay to Landlord the sums of money (herein called "Current Damages") which would have been payable by Tenant, as Basic Rent and all additional rent and other sums which would be payable under this Lease by Tenant in the absence of such termination or repossession, less the proceeds, if any, actually received by landlord as a result of such repossession and subsequent reletting or other disposition of the Premises, after deducting from such proceeds, the expenses, costs and payments of every kind of Landlord which in accordance with the terms of this Lease would have been borne by Tenant and all of Landlord's expenses in connection with such realization of proceeds, including without limiting the generality of the foregoing all unpaid expenses incurred in obtaining possession, and in altering, repairing and putting the Premises in good order and condition and in reletting the Premises or any part thereof including reasonable fees of attorneys, architects, and other experts and any other reasonable and legitimate expenses. Tenant will pay such Current Damages monthly on the days on which Basic Rent would have been payable under this Lease in the absence of such termination or repossession, and Landlord shall be entitled to recover the same Tenant on each such day. Tenant hereby agrees to be and remain liable for all sums otherwise payable by Tenant under this Lease including, but not limited to, the expenses of Landlord aforesaid, as well as for any deficiency aforesaid, and Landlord shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Tenant for the recovery of such deficiency or damages or for a sum equal to any installments of Basic Rent or additional rent and any other sums payable hereunder and to recover the same upon the liability of Tenant herein provided, which liability it is expressly covenanted shall survive the issuance of any action to secure possession of the Premises. Nothing herein contained shall be deemed to require Landlord to wait to begin any such action or other legal proceedings until the date when this Lease would have expired by limitation had there been no such Event of Default;

          (v) At any time after any termination of this Lease pursuant to clause (ii) of this Section 18(b), or termination of possession pursuant to clause (iii) of this Section 18(b), whether or not Landlord shall have collected any Current Damages as aforesaid. Tenant will pay to Landlord, at Landlord's option and upon demand, as and for liquidated and agreed final damages (herein called "Final Damages") for Tenant's default and in lieu of all Current Damages beyond the date of such demand, an amount equal to the sum of (A) the excess, if any, of Basic Rent and the sums which would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under clause (iv) of this Section 18(b) to pay Current Damages) for what would be the then unexpired term of this Lease in the absence of such expiration or repossession, discounted at the rate of 7.8% per annum on the basis of a 360-day year of twelve consecutive 30-day months, over the fair rental value of the Premises at the time of such termination for the balance of such term, discounted at the same rate and in the same manner as above stated, plus (B) to the extent legally enforceable and in addition to all other amounts payable by Tenant pursuant to this Section 18(b), as damages suffered by the Landlord as the result of the occurrence of an Event of Default hereunder for the loss of a bargain and not as a penalty, an amount (the "Additional Final Damages") equal to the amount which the Landlord would be obligated to pay the premium, if any, specified in the Note Agreement on account of the occurrence of an Event of Default under the Note Agreement as defined therein. Nothing herein contained shall, however, limit or prejudice the right of Landlord, in any bankruptcy, reorganization or insolvency proceedings, to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount shall be greater than, equal to, or less than such Final Damages and/or Additional Final Damages.

     Section 16. Additional Rights of Landlord. (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Landlord of any Basic Rent, additional rent or other sum payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless made in writing. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to Landlord by law.

     (b) Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have to redeem or re-enter the Premises or to have a continuance of this Lease after termination of Tenant's right of occupancy by order or judgment or any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided, (ii) any notice to quit or notice of re-entry or of the institution of legal proceedings to that end, and (iii) the benefits of any law which exempts property from liability for debt or for distress for rent.

     (c) If Tenant shall be in default in the performance of any of its obligations hereunder, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees and expenses. If Landlord shall be made a party to any litigation commenced against Tenant and Tenant shall fail to provide landlord with counsel approved by Landlord and pay the expenses thereof, Tenant shall pay, on demand, all costs and reasonable attorneys' fees and expenses incurred by Landlord in connection with such litigation.

     Section 17. Notices, Demands and Other Instruments. All notices, requests, offers, consents and other instruments given pursuant to this lease shall be in writing and shall be validly given when mailed by prepaid registered or certified mail or by prepaid overnight air courier, (a) if to landlord, at its address set forth above Attention: Julie Laux, Administrator Member (b) if to Tenant, at its address set forth above Attention: Michael Gotkin, Senior Vice President, (c) if to the Note Purchaser ___________, ___________, ___________, Attention: ___________. Landlord, Tenant and the Note Purchaser each may from time to time specify, by giving 15 days' notice to the other parties, (i) any other address in the United States as its address for purposes of this Lease and (ii) any other Person or entity that is to receive copies of notices, offers, consents and other investments hereunder.

     Section 18. Estoppel Certificates. Tenant agrees that from time to time, upon 20 days' prior request by Landlord or the Note Purchaser to execute, acknowledge and deliver to Landlord and the Note Purchaser a certificate stating that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which Basic Rent, additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer has knowledge. Any such certificate executed by Tenant may be relied upon by any prospective mortgagee or purchasers of the Landlord's Estate.

     Section 19. No Merger. There shall be no merger of this lease or of the leasehold estate hereby created with the fee estate in the Premises by reason of the fact that the same Person acquires or holds, directly or indirectly, this Lease or the leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

     Section 20. Surrender. Upon the expiration or termination of the Primary Term, or if exercised, the last day of any Extended Term, Tenant shall surrender the Premises to Landlord in the condition in which the Premises were originally received from Landlord, except as repaired, rebuilt, restored, altered or added to as permitted or required hereby, except for ordinary wear and tear, and except as otherwise provided in this Lease. Tenant shall remove from the Premises on or prior to such expiration or termination all property situated thereon which is not owned by Landlord, and shall repair any damage caused by such removal. Property not so removed shall become the property of Landlord, and Landlord may cause such property to be removed from the Premises and disposed of, but the cost of any such removal and disposition and of repairing any damage caused by such removal shall be borne by Tenant.

     Section 21. Separability; Binding Effect. Each provision hereof shall be separate and independent and the breach of any such provision by Landlord shall not discharge or relieve Tenant from its obligations to perform each and every covenant to be performed by Tenant hereunder. If any provision hereof or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the extent permitted by law. All provisions contained in this Lease shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of Landlord and Tenant to the same extent as if each such successor and assign were named as a party hereto. This Lease may not be changed, modified or discharged except in writing signed by Landlord and Tenant and with the prior written consent of the Note Purchaser.

     Section 22. Recording of Lease. This Lease, or a short form or memorandum thereof, shall be filed and/or recorded in the appropriate public office for publishing notice of the existence of leases by the Tenant, at its expense.

     Section 23. Lessor's Right to Cure Lessee's Default. If Tenant shall fail to make any payment or perform any act required to be made or performed under this Lease, Landlord, after notice to and demand upon Tenant, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may enter upon the Premises for such purpose and take all such action thereon as, in Landlord's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all costs and expenses (including, without limitation, attorneys' fees and expenses so incurred, together with interest thereon to the extent permitted by law) shall be paid by Tenant to Landlord on demand, together with interest thereon at the lesser of (a) the highest rate permitted by applicable law or (b) ___% per annum (computed on a 360-day year of twelve 30-day months), whichever is lower, for the period from and including the date on which such sums or expenses are paid or incurred by Landlord to but not including the date the same are paid.

     Section 24. Expenses. If for any reason whatsoever Landlord does not pay any of the expenses referred to in Section ___ of the Note Agreement, Tenant shall immediately pay the same.

     Section 25. Counterparts. This Lease may be executed in any number of counterparts, each counterpart constituting an original but altogether only one Lease.

     Section 26. Headings. The headings which are used following the number of each Section are so used in and for evidence in locating various provisions of this Lease and shall not be deemed to affect the interpretation or structure of such provisions.

     Section 27. Schedules. Schedules A, B and C referred to in this Lease are hereby incorporated by reference.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                                 FLLC, L.L.C.
                                          --------------------------------------
[SEAL]

                                          By /s/ Julie Laux
                                            ------------------------------------
                                            Printed Name  Julie Laux
                                                        ------------------------
                                            Its Administrative Member President
                                                ---------------------

ATTEST:


By___________________________________
  Printed Name ______________________
  Its _____________________ Secretary


                                                FARLEY CANDY COMPANY
                                          --------------------------------------
[SEAL]

                                          By /s/ Gary Ricco
                                            ------------------------------------
                                            Printed Name  Gary Ricco
                                                         -----------------------
                                            Its _______________________President
ATTEST:


By /s/ Michael S. Gotkin
  -----------------------------------
  Printed Name  Michael S. Gotkin
              -----------------------
  Its ______________________Secretary

STATE OF ______________________     )
                                    ) SS
COUNTY OF _____________________     )

     I, ___________________, a Notary Public in and for the County and State aforesaid, do hereby certify that ____________________ and ____________________, personally known to me to be the same persons whose names are respectively, as ____________________ and ____________________ of ____________________, a
____________________ corporation, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they, being thereunto duly authorized, signed, sealed with the seal of said corporation, and delivered the said instrument as the free and voluntary act of said corporation and as their own free and voluntary act, for the uses and purposes therein set forth.

     Given under by hand and notarial seal this _______ day of June, 19 ___.

                                    ____________________________________________
                                                      Notary Public
                                    Printed Name: ______________________________


[SEAL]

Commission expires:

STATE OF ______________________  )
                                 ) SS
COUNTY OF _____________________  )


     I, ___________________, a Notary Public in and for the County and State aforesaid, do hereby certify that ____________________ and ____________________, personally known to me to be the same persons whose names are respectively, as ____________________ and ____________________ of ____________________, a
____________________ corporation, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they, being thereunto duly authorized, signed, sealed with the seal of said corporation, and delivered the said instrument as the free and voluntary act of said corporation and as their own free and voluntary act, for the uses and purposes therein set forth.

     Given under by hand and notarial seal this _______ day of June, 19 ___.

                                    ____________________________________________
                                                   Notary Public
                                    Printed Name: ______________________________


[SEAL]

Commission expires:

                          DESCRIPTION OF THE PREMISES

Known as 2005 West 43rd Street, Chicago, IL 60609.

THE LAND REFERRED TO IN THIS COMMITMENT IS DESCRIBED AS FOLLOWS:

PARCEL 1:

ALL THAT PARCEL OF LAND SITUATED IN THE CITY OF CHICAGO, COUNTY OF COOK AND STATE OF ILLINOIS, BEING PART OF THE SOUTHEAST 3/4 OF THE NORTHWEST 1/4 OF
SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF THE SOUTH 13.0 FEET OF THE NORTHWEST 1/4 OF SECTION 6, AFORESAID, AND THE WEST LINE OF THE EAST 895.0 FEET OF SAID NORTHWEST 1/4; THENCE NORTHERLY, ALONG SAID WEST LINE, 425.64 FEET TO A POINT IN A CURVED LINE BEING A SEGMENT OF A LINE DESCRIBED AS BEGINNING AT A POINT 337.10 FEET WEST OF THE EAST LINE OF SAID NORTHWEST 1/4 AND 516.10 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4; THENCE WESTERLY 357.0 FEET TO A POINT 694.10 FEET WEST OF SAID EAST LINE AND 509.90 FEET NORTH OF SAID SOUTH LINE; THENCE SOUTHWESTERLY ALONG A CURVE, CONVEY NORTHWESTERLY, HAVING A RADIUS OF 480 FEET TO A POINT 2056.0 FEET WEST OF THE EAST LINE OF THE NORTHWEST 1/4, AFORESAID, AND 376.0 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4, AFORESAID, THENCE EASTERLY ALONG SAID CURVED LINE FOR AN ARC DISTANCE OF 307.90 FEET TO THE POINT HEREINBEFORE MENTIONED AS 694.10 FEET WEST OF SAID EAST LINE AND 505.9 FEET NORTH OF SAID SOUTH LINE; THENCE WESTERLY 239.90 FEET TO A POINT OF INTERSECTION WITH A CURVED LINE BEING A SEGMENT OF A LINE DESCRIBED AS BEGINNING AT A POINT ON THE EAST LINE OF SAID NORTHWEST 2/4 OF SAID SECTION 6.
574.15 FEET NORTH OF THE SOUTHEAST CORNER THEREOF; THENCE WESTWARDLY ON A STRAIGHT LINE A DISTANCE OF 581.96 FEET TO A POINT 572.63 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SAID SECTION 6; THENCE BY A CURVE CONVEX TO THE NORTH AND WEST AND HAVING A RADIUS OF 528.7 FEET A DISTANCE OF 665.47 FEET TO A POINT, THENCE ON A STRAIGHT LINE TANGENT TO THE AFORESAID CURVE A DISTANCE OF 180.76 FEET TO A POINT IN THE NORTH LINE OF 43RD STREET; THENCE SOUTH 33 FEET TO THE SOUTH LINE OF SAID SOUTH 1/2 OF SAID SOUTHEAST 1/4; THENCE SOUTHWESTERLY ALONG SAID CURVED LINE, AN ARC DISTANCE OF 362.61 FEET TO ITS INTERSECTION WITH A LINE PERPENDICULAR TO THE SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 6, AFORESAID, DRAWN THROUGH A POINT 280.0 FEET WEST OF THE POINT OF BEGINNING; THENCE SOUTH, ALONG SAID PERPENDICULAR LINE, 237.76 FEET TO THE NORTH LINE OF THE SOUTH 33.0 FEET OF THE NORTHWEST 1/4, AFORESAID; THENCE EAST, ALONG SAID NORTH LINE, 360.0 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THAT PART OF THE WEST 360 FEET OF THE EAST 895 OF THE NORTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE SOUTH 33.0 FEET THEREOF AND LYING SOUTH OF A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 337.10 FEET WEST OF THE EAST LINE OF SAID NORTHWEST 1/4 AND
516.0 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4; THENCE WESTERLY 257.0 FEET TO A POINT 694.10 FEET WEST OF SAID EAST LINE AND 509.90 FEET NORTH OF SAID SOUTH LINE; THENCE SOUTHWESTERLY ALONG A CURVE CONVEX NORTHWESTERLY HAVING A RADIUS OF 480.0 FEET, TO A POINT 1096.0 FEET WEST OF THE EAST LINE OF THE NORTHWEST 1/4 AFORESAID AND 278.0 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST

                                  SCHEDULE A

1/4 AFORESAID, IN COOK COUNTY, ILLINOIS.


PARCEL 3:

A PARCEL OF LAND IN THE NORTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF WEST 43RD STREET, BEING 33.0 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4 AND 360.0 FEET WEST OF THE EAST LINE OF THE NORTHWEST 1/4 OF SAID SECTION 6; THENCE NORTH PARALLEL TO THE EAST LINE OF THE NORTHWEST 1/4, 447.0 FEET; THENCE WEST PARALLEL TO THE SOUTH LINE OF THE NORTHWEST 1/4 175.0 FEET; THENCE SOUTH PARALLEL TO THE EAST LINE OF THE NORTHWEST 1/4 447.0 FEET TO THE NORTH LINE OF WEST 43RD STREET; THENCE EAST ON THE NORTH LINE OF WEST 43RD STREET, 175.0 FEET TO THE POINT OF BEGINNING, IN THE CITY OF CHICAGO, COOK COUNTY, ILLINOIS.


PARCEL 4:

THAT PART OF THE EAST 360.0 FEET OF THE NORTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF A LINE DRAWN FROM A POINT IN THE WEST LINE OF SAID EAST 360.0 FEET, 463.0 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 6, AFORESAID TO A POINT ON THE EAST LINE OF SAID NORTHWEST 1/4, 544.5 FEET NORTH OF THE SOUTHEAST CORNER OF THE NORTHWEST 1/4 OF SECTION 6, AFORESAID, (EXCEPT THEREFROM THAT PART LYING EAST OF THE EASTERLY LINE OF THE SOUTH DAMEN AVENUE VIADUCT; AND EXCEPT THE SOUTH 33 FEET OF SAID NORTHWEST 1/4) IN COOK COUNTY, ILLINOIS.


PARCEL 5:

THE NORTH 250 FEET OF THE FOLLOWING DESCRIBED TRACT: THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 33 FEET SOUTH OF THE NORTH LINE AND 73 FEET WEST OF THE EAST LINE OF SAID NORTHEAST 1/4 OF THE SOUTHWEST 1/4; THENCE SOUTH ON A LINE AT RIGHT ANGLES TO THE NORTH LINE OF THE SAID NORTHEAST 1/4 OF THE SOUTHWEST 1/4, A DISTANCE OF 750 FEET; THENCE WEST ALONG A LINE PARALLEL TO AND 783 FEET SOUTH OF THE NORTH LINE OF SAID NORTHEAST 1/4 OF THE SOUTHWEST 1/4, A DISTANCE OF 120 FEET; THENCE NORTH AT RIGHT ANGLES TO SAID LAST DESCRIBED LINE, A DISTANCE OF 750 FEET; THENCE EAST 120 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.


PARCEL 6:

THE NORTH 250 FEET (AS MEASURED ON THE WEST LINE THEREOF) OF THE FOLLOWING DESCRIBED TRACT: THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SOUTHWEST 1/4, 33 FEET SOUTH OF THE NORTHEAST CORNER THEREOF; THENCE WEST ON A LINE 33 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SOUTHWEST 1/4, 73.0 FEET; THENCE SOUTH AT RIGHT ANGLES TO LAST DESCRIBED LINE 750.0 FEET TO A LINE 763.0 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SOUTHWEST 1/4; THENCE EAST ALONG SAID PARALLEL LINE 77.80 FEET TO THE EAST LINE OF SAID SOUTHWEST 1/4 OF SECTION 6; THENCE NORTH ALONG SAID EAST LINE

750.02 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.


PARCEL 7:

THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 33 FEET SOUTH OF THE NORTH LINE AND 73 FEET WEST OF THE EAST LINE OF SAID NORTHEAST 1/4 OF THE SOUTHWEST 1/4; THENCE SOUTH ON A LINE AT RIGHT ANGLES TO THE NORTH LINE OF SAID NORTHEAST 1/4 OF THE SOUTHWEST 1/4 A DISTANCE OF 750 FEET; THENCE WEST ALONG A LINE PARALLEL TO AND 783 FEET SOUTH OF THE NORTH LINE OF SAID NORTHEAST 1/4 OF THE SOUTHWEST 1/4, A DISTANCE OF 120 FEET; THENCE NORTH AT RIGHT ANGLES TO SAID LAST DESCRIBED LINE A DISTANCE OF 750 FEET; THENCE EAST 120 FEET TO THE POINT OF BEGINNING (EXCEPTING THEREFROM THE NORTH 250 FEET THEREOF); ALL IN COOK COUNTY, ILLINOIS.


PARCEL 8:

THE SOUTH 285.0 FEET OF THE NORTH 525.0 FEET (AS MEASURED ON THE WEST LINE THEREOF) OF THE FOLLOWING DESCRIBED TRACT: THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SOUTHWEST 1/4 33 FEET SOUTH OF THE NORTHEAST CORNER THEREOF; THENCE WEST ON A LINE 33 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SOUTHWEST 1/4, 73.0 FEET; THENCE SOUTH AT RIGHT ANGLES TO LAST DESCRIBED LINE, 750.0 FEET TO A LINE 763.0 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SOUTHWEST 1/4; THENCE EAST ALONG SAID PARALLEL LINE 77.80 FEET TO THE EAST LINE OF SAID SOUTHWEST 1/4 OF SECTION 6; THENCE NORTH ALONG SAID EAST LINE 750.02 FEET TO THE POINT OF BEGINNING; IN COOK COUNTY, ILLINOIS.


PARCEL 9:

THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SOUTHWEST 1/4 33 FEET SOUTH OF THE NORTHEAST CORNER THEREOF; THENCE WEST ON A LINE 33 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SOUTHWEST 1/4, 73.0 FEET; THENCE SOUTH AT RIGHT ANGLES TO LAST DESCRIBED LINE 750.0 FEET TO A LINE 783.0 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SOUTHWEST 1/4; THENCE EAST ALONG SAID PARALLEL LINE 77.80 FEET TO THE EAST LINE OF SAID SOUTHWEST 1/4 OF SECTION 6; THENCE NORTH ALONG SAID EAST LINE 750.02 FEET TO THE POINT OF BEGINNING (EXCEPTING THEREFROM THE NORTH 535.0 FEET, AS MEASURED ON THE WEST LINE THEREOF); IN COOK COUNTY, ILLINOIS.


PARCEL 10:

THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE EAST LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 6, AT A POINT OF INTERSECTION WITH A LINE 783.00 FEET SOUTH FROM AND PARALLEL WITH THE NORTH LINE OF

SAID SOUTHWEST 1/4 OF SECTION 6 AND RUNNING THENCE SOUTH ALONG THE EAST LINE
OF THE SOUTHWEST 1/4 FORWARD, A DISTANCE OF 160.40 FEET; THENCE SOUTHWESTWARDLY ALONG THE ARC OF A CIRCLE WHICH IS CONVEX TO THE SOUTHEAST AND HAS A RADIUS OF
439.28 FEET, A DISTANCE OF 177.54 FEET TO A POINT 103.71 FEET, MEASURED PERPENDICULARLY, WEST FROM THE EAST LINE OF SAID SOUTHWEST 1/4; THENCE SOUTHWESTWARDLY ALONG A STRAIGHT LINE, TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 26.02 FEET TO A POINT 122.93 FEET, MEASURED PERPENDICULARLY, WEST FROM THE EAST LINE OF SAID SOUTHWEST 1/4; THENCE SOUTHWESTWARDLY ALONG THE ARC OF A CIRCLE WHICH IS CONVEX TO THE SOUTHEAST, AND HAS A RADIUS OF 513.75 FEET AND IS TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 61.73 FEET TO A POINT
170.91 FEET, MEASURED PERPENDICULARLY, WEST FROM THE EAST LINE OF SAID SOUTHWEST 1/4; THENCE SOUTHWESTWARDLY ALONG A STRAIGHT LINE, TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 17.71 FEET TO A POINT ON THE EASTERLY LINE OF THE DAMEN AVENUE OVERPASS, WHICH POINT IS 185.32 FEET, MEASURED PERPENDICULARLY, WEST FROM THE EAST LINE OF SAID SOUTHWEST 1/4; THENCE NORTHWARDLY ALONG SAID EASTERLY LINE OF THE DAMEN AVENUE OVERPASS, BEING AN ARC OF A CIRCLE WHICH IS CONVEX TO THE WEST AND HAS A RADIUS OF 1966.50 FEET, A DISTANCE OF 271.32 FEET TO A POINT
226.30 FEET, MEASURED PERPENDICULARLY, WEST FROM THE EAST LINE OF SAID SOUTHWEST 1/4; THENCE NORTHEASTWARDLY ALONG THE ARC OF A CIRCLE WHICH IS CONVEX TO THE SOUTHEAST AND HAS A RADIUS OF 473.00 FEET, A DISTANCE OF 54.50 FEET TO A POINT
204.43 FEET, MEASURED PERPENDICULARLY, WEST FROM THE EAST LINE OF SAID SOUTHWEST 1/4; THENCE NORTHEASTWARDLY ALONG THE ARC OF A CIRCLE WHICH IS CONVEX TO THE SOUTHEAST, HAS A RADIUS OF 187.24 FEET AND IS TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 54.44 FEET TO ITS INTERSECTION WITH THE AFORESAID LINE WHICH IS 783.00 FEET SOUTH FROM AND PARALLEL WITH THE NORTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 6 AND THENCE EAST ALONG SAID PARALLEL LINE, A DISTANCE OF 193.10 FEET, TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.


PARCEL 11:

THAT PART OF THE WEST 233 FEET OF THE SOUTHEAST 1/4 OF SECTION 6, TOWNSHIP 38 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SOUTHEAST 1/4, 233 FEET EAST OF THE NORTHWEST CORNER THEREOF; THENCE SOUTH PARALLEL WITH THE WEST LINE OF SAID SOUTHEAST 1/4, 617 FEET; THENCE SOUTHWESTERLY ALONG A CURVE, CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 521.67 FEET, A DISTANCE OF 435.24 FEET TO A POINT WHICH IS 8.50 FEET NORTHWESTERLY OF THE CENTER LINE OF TRACK, 999.21 FEET SOUTH OF THE NORTH LINE OF SAID SOUTHEAST 1/4 OF SECTION 6 AND 50 FEET EAST OF THE WEST LINE OF SAID SOUTHEAST 1/4 OF SECTION 6; THENCE NORTH ALONG A LINE 50 FEET EAST OF AND PARALLEL TO THE WEST OF THE SOUTHEAST 1/4 AFORESAID, 246.94 FEET TO A POINT 8.50 FEET SOUTHEASTERLY FROM CENTER LINE OF TRACK; THENCE NORTHEASTERLY ALONG A CURVED LINE, CONVEX EASTERLY HAVING A RADIUS OF 765 FEET, A DISTANCE OF 136.66 FEET TO A POINT 68.30 FEET EAST OF THE WEST LINE OF SAID SOUTHEAST 1/4, 8.50 FEET EAST OF THE CENTER LINE OF TRACK AND 617 FEET SOUTH OF THE NORTH LINE OF SAID SOUTHEAST 1/4; THENCE NORTH ALONG A LINE 8.50 FEET EAST OF AND PARALLEL WITH CENTER LINE OF TRACK, A DISTANCE OF 617 FEET TO THE NORTH LINE OF SAID SOUTHEAST 1/4 OF SECTION 6; THENCE EAST ALONG SAID NORTH LINE,
165.72 FEET TO THE POINT OF BEGINNING (EXCEPT THE NORTH 33 FEET THEREOF), IN COOK COUNTY, ILLINOIS.

                         TERMS AND BASIC RENT PAYMENTS

I.        TERMS


     (a) The Initial Term shall commence on Sept. 26, 1994 and shall end at midnight on Sept. 26, 2014.

     (b) The Primary Term shall commence on the expiration of the Initial term and shall end at midnight on N/A,____.

II.       BASIC RENT PAYMENTS:

     (a) Fixed Rent payable for the Premises for the Initial Term of this Lease shall be $82,370 per month and shall be payable on October 1, 1994.

                                  SCHEDULE B

     Upon purchase of the Premises pursuant to Section 11(b), 13(b) or 14, the amount determined in accordance with Schedule C shall be the amount equal to the sum of $_______ (the Basic Amount), multiplied by the percentage set forth in Column 2 below opposite the period in which the date of purchase occurs.

                      COLUMN 1                       COLUMN 2

                  Date of Purchase             Applicable Percentage


                                  SCHEDULE C
                             (to Lease Agreement)